SCUDDER
                                                                     INVESTMENTS


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BOND/TAX FREE
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Scudder Massachusetts
Tax Free Fund









Annual Report
March 31, 2001

The fund seeks income that is exempt from Massachusetts personal and regular federal income taxes.

Contents
--------------------------------------------------------------------------------

                      4  Letter from the Fund's President

                      6  Performance Update

                      8  Portfolio Summary

                      9  Portfolio Management Discussion

                     14  Glossary of Investment Terms

                     15  Investment Portfolio

                     23  Financial Statements

                     26  Financial Highlights

                     28  Notes to Financial Statements

                     36  Report of Independent Accountants

                     37  Tax Information

                     38  Officers and Trustees

                     39  Investment Products and Services

                     41  Account Management Resources

Scudder Massachusetts Tax Free Fund

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Class AARP                     ticker symbol SMAFX            fund number 112

Class S                        ticker symbol SCMAX            fund number 012
--------------------------------------------------------------------------------

Date of Inception:    o  The Class S shares of Scudder Massachusetts Tax Free
5/28/87                  Fund posted a total return of 10.65% for its most
                         recent fiscal year ended March 31, 2001. The average
Total Net Assets as      return of 54 similar funds tracked by Lipper, Inc. over
of 3/31/01 --            the same period was 10.18%.

Class AARP:           o  As of March 31, 2001, Scudder Massachusetts Tax Free
$1 million               Fund's 30-day net annualized SEC yield was 3.89%,
                         equivalent to a 6.82% taxable yield for Massachusetts
Class S:                 investors subject to the 42.98% combined federal and
$488 million             state income tax rate.

                      o The fund continues to rank number one among Massachusetts tax free funds for 10-year total return.

                      ----------------------------------------------------------
                      30-Day Yield on March 31, 2001
                      ----------------------------------------------------------

                      THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

                      BAR CHART DATA:

                           3.89%                          6.82%

                         Scudder                      Taxable Yield
                      Massachusetts                  Needed to Equal
                      Tax Free Fund                  the Fund's Yield

                      ----------------------------------------------------------

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

We are pleased to report to you on Scudder Massachusetts Tax Free Fund's most recent fiscal year ended March 31, 2001. The Class S shares of the fund posted a 10.65% total return for the 12-month period, and placed within the top 20% of similar funds for total return over the three-, five-, and ten-year periods ended March 31. During the period the fund benefited from its positioning in municipal bonds with maturities of 15 years or less.

Municipal bonds currently represent attractive value when compared with U.S. government securities: On average, yields of 10-year municipal bonds were 88% as high as yields of comparable Treasuries as of March 31. This means that -- on an after-tax basis -- an individual in an income tax bracket as low as 13% could be better off owning municipal securities over Treasuries. Of course, Treasury securities are backed by the full faith and credit of the U.S. government, but high-grade municipal bonds are considered "next in line" in terms of creditworthiness.

Scudder Massachusetts Tax Free Fund seeks income exempt from Massachusetts personal and regular federal income taxes. It does this by investing most of its assets in a broadly diversified portfolio of Massachusetts municipals bonds that finance public transportation, road and bridge construction, state colleges and universities, hospitals, and other projects or entities. The fund's managers look for securities that appear to offer the best total return potential, and normally prefer those that cannot be called in before maturity. In making decisions, the managers weigh a number of factors against each other, from national and state economic outlooks to supply and demand within the municipal market. Please see the Portfolio Management Discussion beginning on page 9 for additional information on the fund's performance, strategy, and outlook.

Thank you for your continued investment in Scudder Massachusetts Tax Free Fund. For current information on the fund or your account, visit us on the Web. There you'll find a wealth of information, including fund performance, the most recent news on Scudder products and services, and the opportunity to perform account transactions. You can also speak with one of our representatives by calling us toll free.

Sincerely,

/s/Lin Coughlin

Linda C. Coughlin
President
Scudder Massachusetts Tax Free Fund

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             AARP Investment Program         Scudder Class S

Web site:    aarp.scudder.com                myScudder.com
Toll-free:   1-800-253-2277                  1-800-SCUDDER
---------------------------------------------------------------------

Performance Update
--------------------------------------------------------------------------------
                                                                  March 31, 2001

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:


             Scudder Massachusetts              Lehman Brothers
           Tax Free Fund -- Class S          Municipal Bond Index*

                   10000                           10000
                   11046                           11000
                   12659                           12378
                   13086                           12665
                   14050                           13606
                   15212                           14747
                   16032                           15552
                   17606                           17220
                   18537                           18288
                   18513                           18269
                   20481                           20266

                          Yearly periods ended March 31

-----------------------------------------------------------------------------------------------------
Fund Index Comparison
-----------------------------------------------------------------------------------------------------
                                                                        Total Return
                               Growth of                                                    Average
Period ended 3/31/2001          $10,000                    Cumulative                       Annual
-----------------------------------------------------------------------------------------------------
Scudder Massachusetts Tax Free Fund -- Class S
-----------------------------------------------------------------------------------------------------
1 year                         $  11,065                     10.65%                         10.65%
-----------------------------------------------------------------------------------------------------
5 year                         $  13,464                     34.64%                          6.13%
-----------------------------------------------------------------------------------------------------
10 year                        $  20,481                    104.81%                          7.43%
-----------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index*
-----------------------------------------------------------------------------------------------------
1 year                         $  11,093                     10.93%                         10.93%
-----------------------------------------------------------------------------------------------------
5 year                         $  13,742                     37.42%                          6.56%
-----------------------------------------------------------------------------------------------------
10 year                        $  20,266                    102.66%                          7.31%
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Rates and Per Share Information
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE ILLUSTRATING THE SCUDDER MASSACHUSETTS TAX FREE FUND -- CLASS S TOTAL RETURN (%) AND LEHMAN BROTHERS MUNICIPAL BOND INDEX* TOTAL RETURN (%)

                          Yearly periods ended March 31

                 1992     1993     1994         1995          1996         1997          1998     1999      2000         2001
------------------------------------------------------------------------------------------------------------------------------------
Fund Total
Return (%)      10.46   14.59      3.37         7.37         8.28          5.39         9.82      5.29     -.13         10.65
------------------------------------------------------------------------------------------------------------------------------------
Index Total
Return (%)      10.02   12.52      2.32         7.43         8.38          5.45        10.73      6.20     -.10         10.93
------------------------------------------------------------------------------------------------------------------------------------
Net Asset
Value ($)       12.81   13.61     13.16        13.33        13.70         13.72        14.34     14.35    13.61         14.33
------------------------------------------------------------------------------------------------------------------------------------
Income
Dividends ($)     .81     .84       .81          .74          .72           .70          .70       .69      .69           .69
------------------------------------------------------------------------------------------------------------------------------------
Capital Gains
Distributions ($) .09     .16       .12          .01           --            --           --       .05      .02            --
------------------------------------------------------------------------------------------------------------------------------------

* The unmanaged Lehman Brothers Municipal Bond Index is a market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses.

     On July 28, 2000, existing shares of the Fund were redesignated as Class S. In addition, on October 2, 2000, the Fund commenced offering Class AARP shares. The total return information provided is for the Fund's Class S shares.

     All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Advisor had not temporarily capped expenses, the average annual total return for the Fund for the ten-year period would have been lower.

Portfolio Summary
--------------------------------------------------------------------------------
                                                                  March 31, 2001

--------------------------------------------------------------------------------
Diversification
--------------------------------------------------------------------------------
                                                           The fund invests in a
                                                              broad selection of
                                                                   Massachusetts
                                                                municipal bonds.

A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

    State General Obligation/
    Lease                       18%
    Water and Sewer Revenue     17%
    Hospital/Health Revenue     12%
    Higher Education            10%
    Sales/Special Tax            7%
    Other General Obligation/
    Lease                        7%
    Housing Finance Authority    4%
    Port/Airport Revenue         4%
    Electric Revenue             4%
    Miscellaneous Municipal     17%
-------------------------------------
                               100%
-------------------------------------


--------------------------------------------------------------------------------
Quality
--------------------------------------------------------------------------------
                                                               Overall portfolio
                                                           quality remains high,
                                                           with 84% of portfolio
                                                           securities rated A or
                                                          better as of March 31.

A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

    AAA*                        44%
    AA                          33%
    A                            7%
    BBB                          9%
    BB                           1%
    CCC                          1%
    Not Rated                    5%
-------------------------------------
                               100%
-------------------------------------
    Weighted average quality: AA
*   Includes cash equivalents


--------------------------------------------------------------------------------
Effective Maturity
--------------------------------------------------------------------------------
                                                            Over the period, the
                                                         fund strongly benefited
                                                                   from its high
                                                                concentration in
                                                            municipal bonds with
                                                         maturities ranging from
                                                                 10 to 15 years.

A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

    Less than 1 year             2%
    1-5 years                   25%
    5-10 years                  45%
    10-15 years                 20%
    15 years or greater          8%
-------------------------------------
                               100%
-------------------------------------
    Weighted average effective
    maturity: 8.5 years

For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                  March 31, 2001

Dear Shareholders,

Interest rate reductions by the Federal Reserve Board sparked a rally by municipal bonds during Scudder Massachusetts Tax Free Fund's most recent semiannual period. The Class S shares' 10.65% total return for its most recent fiscal year ended March 31, 2001 outpaced the 10.18% average return of 54 similar funds as tracked by Lipper, Inc. The fund's 30-day SEC yield as of March 31 was 3.89%, equivalent to a 6.82% taxable yield for Massachusetts investors subject to the 42.98% combined federal and state income tax rate.

In addition, the fund ranked number one in total return for the ten-year period ended March 31, 2001, and in the top 20% of similar Massachusetts tax-free funds over the three- and five-year periods ended March 31. Please see the accompanying table for additional information concerning the fund's returns.

Massachusetts Update

Massachusetts benefited from a strong local and national economy throughout 2000. The Commonwealth's recent financial operations have produced impressive results in terms of tax collections and revenues. Positive fiscal news for the Commonwealth has continued into the 2001 fiscal year despite the U.S. economic slowdown. The Commonwealth's financial position might be even stronger were it not for tax reductions adopted by voters

--------------------------------------------------------------------------------
Scudder Massachusetts Tax Free Fund -- Class S:
Number One for Ten-Year Total Return
(Average annual returns for periods ended March 31, 2001)
--------------------------------------------------------------------------------

                 Scudder
              Massachusetts
              Tax Free Fund     Lipper                  Number of    Percentile
Period            Return       Average     Rank       Funds Tracked     Rank
--------------------------------------------------------------------------------
1 Year            10.65%        10.18%     19    of        54         Top 35%

3 Years            5.17%         4.09%      4    of        49         Top 8%

5 Years            6.13%         5.50%      8    of        45         Top 18%

10 Years           7.43%         6.78%      1    of        16         Top 6%
--------------------------------------------------------------------------------

Past performance does not guarantee future results.

in November 2000 and cost overruns for the Central Artery Project.

Overall job and income growth has helped the Commonwealth to maintain its high wealth levels. Massachusetts' per capita income in 2000 was $37,992, 28% higher than the national average; Massachusetts is now the country's second wealthiest state after Connecticut. The Commonwealth's debt levels are high, but considered affordable, given high wealth levels.

Market Environment

By the close of 2000, most economic releases confirmed that U.S. economic growth had slowed considerably. Declines in stock market averages, higher unemployment, sliding retail sales, and slumping corporate earnings prompted the Federal Reserve Board (the Fed) to cut interest rates five times during the period from January 3 to May 15. The magnitude of the cuts in such a short period was unprecedented, and arose from the Fed's concern that the pace of the late 2000 economic slowdown could lead to a recession (i.e., two consecutive quarters of economic retraction, or negative Gross Domestic Product).

Treasury securities -- which typically react faster than other fixed income securities to changes in the interest rate environment -- began a rally in advance of the Fed's moves. The municipal bond market waited until the first cuts took place, then staged its own rally. Over the 12-month period ended March 31, yields of 10-year municipal bonds declined more than three quarters of a percentage point and their prices increased 6.13%. By contrast, yields of 10-year Treasury bonds declined just over one percentage point and their prices increased 8.34% during the period. During the first quarter of 2001, municipal bond yield declines (and resulting bond price increases) were partially offset by a 44% increase in the supply of tax-free bonds compared with the first quarter of 2000, due to increases in bond issuance and bond refundings (where state agencies and municipalities essentially refinance and reissue bonds at a lower interest rate).

Portfolio Strategy

Over the 12-month period ended March 31, we positioned a significant portion of Scudder Massachusetts Tax Free Fund's holdings in the 10-15 year bond maturity range. Because that portion of the municipal bond yield curve (see glossary on page 14) strongly benefited from interest rate reductions during the period, the fund performed well.

We also retained two important elements of the fund's long-term strategy: First, we focused on premium "cushion" bonds -- bonds trading at a premium price to their issuing face value that can be redeemed or "called" prior to maturity. We believe that the extra yield provided by cushion bonds (as compared with noncallable securities) adequately compensates the fund for the call feature in the current environment. At the same time, we continued the fund's strong emphasis on call protection -- generally, a bond is called in by its issuer so that it can be refinanced at a lower prevailing rate. Our call-protection strategy provides a more reliable income stream for the fund than would exist if the portfolio held a significant proportion of bonds that could be called in before their stated maturities. Though "structured" bonds -- premium cushion bonds as well as noncallable bonds -- are more popular than ever within our industry (and therefore slightly more expensive than in the past), we feel that their long-term return potential more than justifies their cost.

In addition, credit spreads -- the difference in yield between higher- and lower-rated bonds -- remained at historically wide levels. For this reason we continued to selectively add to lower-rated credits. The fund's overall portfolio quality remains high, with over 75% of portfolio securities rated AAA or AA at the close of the period. We continue to invest in a broad selection of Massachusetts tax-exempt issues, including general obligation, water/sewer, and hospital/health care bonds.

Outlook

The Federal Reserve's recent policy of attempting to stave off recession through interest rate cuts has been aggressive, and we expect the Fed to continue to pursue it. We believe the policy will be effective, and should strongly benefit municipal bonds across the maturity spectrum. Because yields of intermediate-maturity municipal bonds have already come down substantially, we think that the most attractive opportunities over the coming months will come from extending the fund's maturity slightly to benefit from yield declines in longer-term bonds. Scudder Massachusetts Tax Free Fund remains an attractive investment for those seeking a high level of income free from federal and Massachusetts income taxes.

Sincerely,

Your Portfolio Management Team

/s/Philip Condon                                  /s/Rebecca Wilson

Philip G. Condon                                  Rebecca L. Wilson

Scudder Massachusetts Tax Free Fund:
A Team Approach to Investing

Scudder Massachusetts Tax Free Fund is managed by a team of Zurich Scudder Investments, Inc. (the "Advisor") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Advisor's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Advisor believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Lead portfolio manager Philip G. Condon joined the Advisor in 1983 and has over 22 years of experience in municipal investing and portfolio management. Mr. Condon has had responsibility for the fund since 1989.

Portfolio manager Rebecca L. Wilson became a member of the team in 1999. Ms. Wilson, who joined the Advisor in 1986, has over 14 years of experience in municipal investing.

Glossary of Investment Terms
--------------------------------------------------------------------------------

           Bond An interest-bearing security issued by the federal, state, or local government or a corporation that obligates the issuer to pay the bondholder a specified amount of interest for a stated period -- usually a number of years -- and to repay the face amount of the bond at its maturity date.

Diversification       The spreading of risk by investing in several asset
                      categories, industry sectors, or individual securities. An investor with a broadly diversified portfolio will likely receive some protection from the price declines of an individual asset class.

       Duration A measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100 basis point (one single percentage point) change in market interest rate levels. A duration of 5, for example, means that the price of a bond should rise by approximately 5% for a one-percentage point drop in interest rates, and fall by 5% for a one-percentage point rise in interest rates.

 Municipal Bond       An interest-bearing debt security issued by a state or
                      local government entity.

        Taxable       The level of yield a fully taxable instrument would have
     Equivalent       to provide to equal that of a tax-free municipal bond on
          Yield       an after-tax basis.

         30-Day       The standard yield reference for bond funds,
      SEC Yield       based on a formula prescribed by the SEC. This annualized
                      yield calculation reflects the 30-day average of the income earnings capability of every holding in a given fund's portfolio, net of expenses, assuming each is held to maturity.

    Yield Curve       A graph showing the term structure of interest rates
                      by plotting the yields of all bonds of the same quality with maturities ranging from the shortest to the longest available. The resulting curve shows the relationship between short-, intermediate-, and long-term interest rates.

(Sources: Zurich Scudder Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)
An expanded list of terms is located at our Web site, myScudder.com.

Investment Portfolio                                        as of March 31, 2001
--------------------------------------------------------------------------------

                                                          Principal
                                                           Amount ($)     Value ($)
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
Short-Term Municipal Investments 0.4%
----------------------------------------------------------------------------------

 Massachusetts
 Massachusetts Health & Educational Facilities Authority,
    Capital Asset Program:
      Series B, Daily Demand Note, 3.75%, 7/1/2010* .....     800,000     800,000
      Series C, Daily Demand Note, 3.75%, 7/1/2010* .....   1,000,000   1,000,000

----------------------------------------------------------------------------------
Total Short-Term Municipal Investments (Cost $1,800,000)                1,800,000
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
Long-Term Municipal Investments 99.6%
----------------------------------------------------------------------------------

 Massachusetts
 Bellingham, MA, General Obligation, 5.375%,
    3/1/2015 (b) ........................................   1,765,000   1,890,703
 Boston, MA, General Obligation, Series 1992 A,
    Prerefunded 7/1/2002, 6.5%, 7/1/2012 (c) ............   2,320,000   2,458,179
 Boston, MA, Industrial Development Financing Authority,
    First Mortgage-Springhouse Project:
      Series 1995, Prerefunded 7/1/2005, 9.25%,
        7/1/2025 (c) ....................................   2,000,000   2,456,600
      Series 1998, 4.75%, 7/1/2001 ......................     195,000     194,577
      Series 1998, 4.875%, 7/1/2002 .....................     255,000     252,583
      Series 1998, 5.5%, 7/1/2008 .......................   1,020,000     942,745
 Chicopee, MA, Electric System Revenue, Series 1978,
    ETM, 7.125%, 1/1/2017*** ............................   1,210,000   1,474,312
 Haverhill, MA, Unlimited Tax, General Obligation,
    Series 1992 A, Prerefunded 6/15/2002, 7%,
    6/15/2012 (b) (c) ...................................     600,000     638,424
 Holliston, MA, General Obligation, 5.5%, 12/1/2015 (b) .   1,660,000   1,782,442
 Hopkinton, Massachusetts:
    Series 2000, 5.5%, 9/1/2012 .........................   1,735,000   1,909,454
    Series 2000, 5.5%, 9/1/2014 .........................   1,735,000   1,882,891
 Ipswich, MA, General Obligation, 5.25%, 11/15/2017 (b) .   2,325,000   2,408,212
 Massachusetts Bay Transportation Authority:
    Series 1999 A, 5.25%, 3/1/2018 (b) ..................   6,870,000   7,032,407
    Certificate of Participation, 7.75%, 1/15/2006 ......   1,000,000   1,097,410
    General Transportation System:
      Series 1997 B, 6.2%, 3/1/2016 .....................   3,100,000   3,610,880
      Series 1997 C, 6.1%, 3/1/2013 .....................   1,250,000   1,425,450
    Massachusetts Revenue, Special Assessment:
      Series A, 5.75%, 7/1/2011 .........................   4,250,000   4,738,368

    The accompanying notes are an integral part of the financial statements.

                                                              Principal
                                                              Amount ($)   Value ($)
------------------------------------------------------------------------------------

     Series A, 5.75%, 7/1/2015 ...........................    6,405,000    6,967,039
Massachusetts Educational Loan Authority, Education
   Loan Revenue, Issue E, Series A, 6.7%,
   1/1/2002 (b) ..........................................      320,000      326,534
Massachusetts Housing Finance Agency:
   Housing Project Refunding Revenue, Series 1994 B,
     6.05%, 12/1/2009 (b) ................................    3,000,000    3,205,170
   Residential Development, Series 1992 C, 6.875%,
     11/15/2011 ..........................................   15,250,000   16,046,196
Massachusetts Municipal Wholesale Electric Co.,
   Power Supply System Revenue:
     Series 1992 A, 6.75%, 7/1/2006 ......................    2,855,000    3,007,000
     Series 1992 B, 6.75%, 7/1/2008 ......................    9,000,000    9,479,160
     Series 1992 C, 6.625%, 7/1/2010 .....................    1,000,000    1,051,730
     Series 1992 C, 6.625%, 7/1/2010 (b) .................    3,500,000    3,701,495
Massachusetts Special Obligation:
   Series 1994 A, 5.2%, 6/1/2004 .........................    1,000,000    1,049,460
   Series 1996 A, 5.5%, 6/1/2011 (b) .....................    5,000,000    5,311,700
Massachusetts State Convention Center Authority,
   Hynes Convention Center, Revenue, Series 1992 A,
   Zero Coupon, 9/1/2004 .................................    2,000,000    1,751,960
Massachusetts State Development Agency Revenue,
   Massachusetts Biomedical Research:
     Series C, 6.25%, 8/1/2013 ...........................    2,180,000    2,339,990
     Series C, 6.375%, 8/1/2014 ..........................    1,000,000    1,073,330
Massachusetts State Development Financial Agency,
   Revenue:
     Health Care Facilities, Series 1999 A, 7.1%, 7/1/2032    4,000,000    3,746,000
     Higher Education, Series 2000, 5.75%, 7/1/2012 ......      500,000      557,590
     Higher Education, Series 2000, 5.75%, 7/1/2015 ......    1,265,000    1,382,329
     Western New England College, 5.75%, 7/1/2012 (b) ....    1,110,000    1,247,152
Massachusetts State General Obligation:
   Consolidated Loan, Series 1991 A, 7.5%, 6/1/2004 ......   12,400,000   13,346,244
   Consolidated Loan, Series 2000 C, 5.75%, 10/1/2013 ....    5,000,000    5,521,650
   Rites-PA 647, Inverse Floater, 6.75%, 11/1/2010** .....    2,000,000    2,554,740
   Rites-PA 721A, Inverse Floater, 6.307%, 6/1/2009** ....    5,000,000    6,116,700
   Rites-PA 721B, Inverse Floater, 6.309%, 6/1/2011** ....   10,620,000   13,042,847
   Rites-PA 798, Inverse Floater, 6.307%, 12/15/2013** ...    5,000,000    6,060,800
   Series C, 6%, 8/1/2009 (b) ............................    2,000,000    2,265,140
   Series C, Zero Coupon, 12/1/2004 ......................      910,000      790,599
   Series 1990 C, ETM, Zero Coupon, 12/1/2004*** .........    7,505,000    6,534,378
   Series 1992 A, Prerefunded 6/1/2002, 6.5%, 6/1/2008 (c)      330,000      345,530
   Series 1992 B, 6.5%, 8/1/2008 .........................    5,400,000    6,241,320

    The accompanying notes are an integral part of the financial statements.

                                                            Principal
                                                            Amount ($)   Value ($)
---------------------------------------------------------------------------------

   Series 1996 A, Inverse Floater, 8.29%,
     6/28/2008** ........................................   5,000,000   6,290,900
   Series 1998 B, 5%, 4/1/2016 (b) ......................   4,000,000   4,050,640
   Series 1999 B, 5%, 5/1/2019 ..........................   3,000,000   2,983,980
Massachusetts State Grant Anticipation Notes, Revenue:
   Series 1998 A, 5.25%, 12/15/2012 .....................   7,050,000   7,623,447
   Series 1998 A, 5.5%, 6/15/2014 .......................   7,000,000   7,474,880
Massachusetts State Health & Educational Facilities
   Authority Revenue:
     Berkshire Health System, Series 1994 C, 5.9%,
       10/1/2011 ........................................     900,000     852,804
     Boston College Issue, Series 1998 L, 5.25%,
       6/1/2015 .........................................     720,000     740,412
     Boston Medical Center, Series 1998 A, 5.25%,
       7/1/2013 (b) .....................................   4,575,000   4,770,490
     Cape Cod Health Care, Series 1998 B, 5.25%,
       11/15/2013 .......................................   1,365,000   1,223,354
     Caritas Christi, Series 1999 A, 5.25%, 7/1/2004 ....   1,000,000     983,410
     Caritas Christi, Series 1999 A, 5.625%,
       7/1/2020 .........................................   4,000,000   3,378,000
     Community College Program, Series 1992 A,
       Prerefunded 10/1/2002, 6.5%, 10/1/2009 (c) .......   1,000,000   1,067,030
     Cooley Dickson Hospital Inc., Series 1993 A,
       Prerefunded 5/15/2003, 7.125%, 11/15/2018 (c) ....   1,890,000   2,058,210
     Deaconess Hospital, Series 1992 B, Prerefunded
       4/1/2002, 6.625%, 4/1/2012 (b) (c) ...............   2,000,000   2,106,320
     Harvard University, Series Z, 5.75%, 1/15/2013 .....   6,000,000   6,765,060
     Massachusetts Eye and Ear Infirmary, Series 1991 A,
       ETM, 7%, 7/1/2001*** .............................     755,000     762,082
     Massachusetts General Hospital, Series 1992 F,
       6.25%, 7/1/2012 (b) ..............................   5,000,000   5,721,250
     Medical, Academic and Scientific:
       Series 1995 A, 6.1%, 1/1/2002 ....................     500,000     499,535
       Series 1995 B, 6.5%, 1/1/2009 ....................   5,000,000   4,842,400
     Melrose-Wakefield, Series 1996 C, Prerefunded
       7/1/2006, 6%, 7/1/2012 (c) .......................   1,000,000   1,125,060
     Milford-Whitinsville Regional, Series 1998 C, 5.75%,
       7/15/2013 (b) ....................................   1,750,000   1,563,468
     Newton-Wellesley Hospital, Series 1997 G, 6%,
       7/1/2012 (b) .....................................   1,000,000   1,099,190
     North Adams, Series 1996 C, 6.625%, 7/1/2018 .......   1,560,000   1,495,697
     Northeastern University, Series 1992 E,
       6.4%, 10/1/2007 (b) ..............................   1,000,000   1,054,250
     Partners Healthcare System, Series 1997 A, 5.25%,
       7/1/2013 (b) .....................................   2,000,000   2,077,660

    The accompanying notes are an integral part of the financial statements.

                                                              Principal
                                                              Amount ($)   Value ($)
-----------------------------------------------------------------------------------

     Prerefunded 7/1/2002, Series 1992 D, 6.5%,
       7/1/2010 (b) (c) ...................................   1,640,000   1,736,842
     Series 1992 D, 6.5%, 7/1/2010 (b) ....................     860,000     908,203
     St. Luke's Hospital, New Bedford, Series C, Inverse
       Floater, 7.47%, 8/15/2010** ........................   3,400,000   3,693,250
     Stonehill College, Series 1992 E, 6.55%,
       7/1/2012 (b) .......................................   2,755,000   2,907,765
     Stonehill College, Series 1992 E, Prerefunded
       7/1/2002, 6.55%, 7/1/2012 (b) (c) ..................   2,245,000   2,380,082
     Suffolk University, Series 1996 C, 5.65%, 7/1/2011 (b)   1,045,000   1,126,719
     Winchester Hospital, Series E, 6.75%, 7/1/2030 .......   2,000,000   2,022,860
Massachusetts State Industrial Finance Agency:
   Assisted Living Facilities Revenue, TNG Marina Bay
     LLC Project, Series 1997, AMT, 7.5%, 12/1/2027 .......   1,000,000     984,000
   Babson College, Series 1997 A, 5.375%, 10/1/2017 .......   1,700,000   1,725,483
   Belmont, Series 1998, 5.625%, 9/1/2020 .................   1,265,000   1,285,265
   Belmont Hill School, Series 1998, 5.15%, 9/1/2013 ......   1,000,000   1,016,750
   College of the Holy Cross, Series 1992, Issue II,
     Prerefunded 11/1/2002, 6.375%, 11/1/2009 (c) .........   1,000,000   1,066,870
   Concord Academy, Series 1997, 5.45%, 9/1/2017 ..........   1,205,000   1,205,831
   Dana Hall School Issue, Series 1997 A, 5.7%, 7/1/2013 ..   1,000,000   1,008,480
   Deerfield Academy, Series 1997, 5.125%, 10/1/2017 ......   1,520,000   1,548,515
   East Boston Neighborhood Project:
     Series 1996, 7.25%, 7/1/2006 .........................     680,000     657,546
     Series 1996, 7.625%, 7/1/2026 ........................   2,750,000   2,679,298
   Edgewood Retirement Community, Series 1995 A,
     9%, 11/15/2025 .......................................   1,650,000   2,045,951
   First Mortgage, Evanswood Bethzatha, Series 1994 A,
     7.875%, 1/15/2020 ....................................   1,000,000     550,400
   Massachusetts Biomedical Research Corp.:
     Series 1989 A, Zero Coupon, 8/1/2001 .................   3,650,000   3,606,200
     Series 1989 A, Zero Coupon, 8/1/2002 .................   3,650,000   3,474,107
   Pollution Control Revenue, Boston Edison Co.,
     Series 1994 A, 5.75%, 2/1/2014 .......................   2,000,000   2,031,820
   Resource Recovery, North Andover Solid Waste:
     Series 1993 A, 6.15%, 7/1/2002 .......................     750,000     762,878
     Series 1993 A, 6.3%, 7/1/2005 ........................   9,250,000   9,695,110
   Solid Waste Disposal, Peabody Monofil Project,
     Series 1994, 9%, 9/1/2005 ............................   2,485,000   2,568,918
   The Tabor Academy, Series 1998, 5.4%, 12/1/2018 ........   1,000,000     974,050
   Worcester Polytechnical University, Series 1997 II,
     5.125%, 9/1/2016 (b) .................................   2,600,000   2,646,306

    The accompanying notes are an integral part of the financial statements.

                                                           Principal
                                                           Amount ($)     Value ($)
-----------------------------------------------------------------------------------

Massachusetts State Port Authority Revenue:
   Rites-PA 592A, Inverse Floater, 5.81%, 7/1/2011** (b)    4,195,000    4,751,677
   Rites-PA 592B, Inverse Floater, 5.81%, 7/1/2012** (b)      805,000      899,378
   Rites-PA 598A, Inverse Floater, 6.88%, 7/1/2013** ...      930,000    1,112,364
   Rites-PA 598B, Inverse Floater, 6.88%, 7/1/2014** ...      995,000    1,181,165
   Rites-PA 598C, Inverse Floater, 6.88%, 7/1/2015** ...    1,065,000    1,254,730
   Rites-PA 598D, Inverse Floater, 7.09%, 7/1/2016** ...      925,000    1,096,393
   Rites-PA 598E, Inverse Floater, 7.09%, 7/1/2017** ...      775,000      913,996
   Rites-PA 598F, Inverse Floater, 5.81%, 7/1/2018** ...    1,310,000    1,353,269
   Series 1998 A, 5.75%, 7/1/2011 ......................    2,000,000    2,244,440
   Series 1998 D, 5%, 7/1/2028 .........................    3,000,000    2,880,360
   Special Facilities - USAir Project, AMT:
     Series 1996 A, 5.5%, 9/1/2006 (b) .................      640,000      682,963
     Series 1996 A, 5.75%, 9/1/2016 (b) ................    1,000,000    1,043,770
   Tax Exempt Receipts, Step-up Coupon, 0% to 7/1/2003,
     13% to 7/1/2013 ...................................    1,000,000    1,313,600
Massachusetts State Water Pollution Abatement Trust:
   MWRA Loan Program, Series A, 6%, 8/1/2019 ...........    4,000,000    4,567,400
   Pool Loan Program Bonds:
     Series 2, 5.7%, 2/1/2015 ..........................    1,150,000    1,214,136
     Series 4, 5.125%, 8/1/2013 ........................    2,000,000    2,081,180
     Series 5, 5.5%, 8/1/2012 ..........................    2,325,000    2,523,834
     Series 5, 5.375%, 8/1/2027 ........................    4,775,000    4,869,784
     Series 6, 5.625%, 8/1/2015 ........................    4,710,000    5,097,256
     Series 1998 A, ETM, 5.25%, 8/1/2013*** ............    3,110,000    3,345,583
     Series 1998 A, 5.25%, 2/1/2013 ....................    1,000,000    1,075,320
     Series 1998 A, 5.25%, 8/1/2013 ....................      390,000      409,520
     Series 1999, Inverse Floater, 8.3%, 8/1/2011** ....    5,500,000    6,856,850
Massachusetts State Water Resource Authority:
   General Obligation, Series C, 5.25%, 12/1/2015 ......    4,030,000    4,286,993
   General Obligation, Series 1998 A, 5.5%, 8/1/2013 (b)    1,445,000    1,591,364
   Series 1992 A, 6.5%, 7/15/2009 ......................   15,000,000   17,444,850
   Series 1992 A, 6.5%, 7/15/2019 ......................    3,000,000    3,605,760
   Series 1992 B, 6%, 11/1/2008 ........................    5,785,000    6,064,473
   Series 1993 C, 5.25%, 12/1/2015 (b) .................    6,050,000    6,482,515
   Series 2000 A, 6%, 8/1/2012 .........................    2,485,000    2,818,437
   Series 2000 A, 6%, 8/1/2013 (b) .....................    1,000,000    1,129,240
   Series 2000 A, 6%, 8/1/2014 .........................    1,400,000    1,572,914
   Series 2000 D, 5.5%, 8/1/2011 (b) ...................    6,675,000    7,357,853

    The accompanying notes are an integral part of the financial statements.

                                                        Principal
                                                        Amount ($)   Value ($)
-----------------------------------------------------------------------------

Massachusetts Turnpike Authority:
   Capital Appreciation, Series 1997 C, Zero Coupon,
     1/1/2021 (b) ...................................   5,000,000   1,799,900
   MET Highway Systems Revenue, SR-Series 1997 A,
     5.125%, 1/1/2023 (b) ...........................   5,000,000   4,942,100
Middleborough, MA, General Obligation:
   Series 1992 A, 5.25%, 1/15/2018 (b) ..............   1,515,000   1,559,556
   Series 1992 A, 5.25%, 1/15/2019 (b) ..............   1,470,000   1,505,795
   Series 1999 A, 5.25%, 1/15/2017 (b) ..............   1,525,000   1,580,205
Nantucket, MA, General Obligation:
   Series 1991, Prerefunded 12/1/2001,
     6.25%, 12/1/2002 (c) ...........................     250,000     259,580
   Series 1991, 6.8%, 12/1/2011 .....................   1,000,000   1,043,660
   Series 1997, 5%, 7/15/2017 (b) ...................   1,000,000   1,009,050
Narragansett, MA, Regional School District,
   General Obligation, 6.5%, 6/1/2012 (b) ...........   1,145,000   1,352,886
Northampton, MA, General Obligation, 5.5%,
   6/15/2013 (b) ....................................   1,080,000   1,178,453
Plymouth, MA, General Obligation:
   Series 2000, 5.75%, 10/15/2015 (b) ...............   1,900,000   2,100,431
   Series 2000, 5.75%, 10/15/2016 (b) ...............   1,725,000   1,891,463
Rail Connections, Inc., Massachusetts Revenue,
   Route 128 Parking Garage:
     Series 1999 A, 5.3%, 7/1/2009 ..................     705,000     705,078
     Series 1999 A, 5.4%, 7/1/2010 ..................   1,000,000   1,006,350
     Series 1999 A, 6%, 7/1/2012 ....................     250,000     260,368
     Series 1999 A, 6%, 7/1/2014 ....................     250,000     256,615
     Series 1999 B, Zero Coupon, 7/1/2015 ...........     750,000     309,998
     Series 1999 B, Zero Coupon, 7/1/2016 ...........   1,025,000     394,082
     Series 1999 B, Zero Coupon, 7/1/2017 ...........   1,000,000     358,060
Route 3 North Transportation Improvement Association,
   Massachusetts Lease, Revenue;
     Series 2000, 5.75%, 6/15/2012 (b) ..............   1,105,000   1,226,141
     Series 2000, 5.75%, 6/15/2013 (b) ..............   2,500,000   2,754,075
     Series 2000, 5.75%, 6/15/2016 (b) ..............   4,910,000   5,300,885
Southeastern Massachusetts University Building
   Authority, Series 1995 A, 5.5%, 5/1/2004 (b) .....   1,010,000   1,067,509
Springfield, MA, General Obligation, Series 1999,
   6%, 10/1/2014 (b) ................................   1,955,000   2,174,410
Springfield, MA, Municipal Purpose Loan, General
   Obligation, Series 1996, 6.25%, 8/1/2006 (b) .....   1,000,000   1,120,080

    The accompanying notes are an integral part of the financial statements.

                                                                 Principal
                                                                 Amount ($)    Value ($)
----------------------------------------------------------------------------------------

 State of Massachusetts, Revenue, Federal
    Highway, Series 1998 A, Zero Coupon, 12/15/2014 ........     9,000,000     4,597,830
 Tantasqua, MA, Regional School District,
    General Obligation:
      Series 2000, 5.625%, 8/15/2012 (b) ...................     2,580,000     2,876,648
      Series 2000, 5.625%, 8/15/2013 (b) ...................     2,575,000     2,856,267
      Series 2000, 5.625%, 8/15/2014 (b) ...................     2,575,000     2,837,393
 University of Massachusetts, Building Authority
    Project Revenue:
      Series 2, 5.5%, 11/1/2011 (b) ........................     1,175,000     1,285,250
      Series 2, 5.5%, 11/1/2012 (b) ........................     2,465,000     2,678,124
      Series 2, 5.5%, 11/1/2013 (b) ........................     1,515,000     1,634,912
      Series 2, 5.5%, 11/1/2015 (b) ........................     1,185,000     1,261,670
      Series 2, 5.5%, 11/1/2016 (b) ........................     1,250,000     1,321,963
      Series 1995 B, 6.625%, 5/1/2009 ......................     2,415,000     2,820,116
      Series 1995 B, 6.625%, 5/1/2010 ......................     2,575,000     3,039,324
      Series 1995 B, 6.75%, 5/1/2011 .......................     2,745,000     3,299,298
      Series 1995 B, 6.875%, 5/1/2014 ......................     1,300,000     1,598,428
 Westfield, MA, General Obligation, 6.5%, 5/1/2013 (b) .....     1,170,000     1,375,124
 Westford, MA, General Obligation:
    Series 2000, 5.625%, 4/1/2012 (b) ......................     1,140,000     1,274,167
    Series 2000, 5.125%, 4/1/2017 (b) ......................     1,150,000     1,176,427
 Worcester, MA, General Obligation:
    Series 1991, Prerefunded 5/15/2002, 6.9%,
      5/15/2005 (b) (c) ....................................     1,850,000     1,961,407
    Series 1991, Prerefunded 5/15/2002, 6.9%,
      5/15/2006 (b) (c) ....................................     1,500,000     1,590,330
    Series 2000, 5.625%, 8/15/2012 (b) .....................     2,560,000     2,843,827
    Series 2000, 5.625%, 8/15/2013 (b) .....................     2,625,000     2,901,019
    Series 2000, 5.625%, 8/15/2015 (b) .....................       705,000       768,873
 Puerto Rico
 Puerto Rico Highway and Transportation Authority,
    Highway Revenue, Series 1996 Y, 6.25%, 7/1/2014 ........     2,000,000     2,358,460

----------------------------------------------------------------------------------------
Total Long-Term Municipal Investments (Cost $447,977,706)                    480,815,402
----------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $449,777,706) (a)                 482,615,402
----------------------------------------------------------------------------------------


* Floating rate and monthly, weekly or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.



    The accompanying notes are an integral part of the financial statements.

** Inverse floating rate notes are instruments whose yields may change based on the change in the relationship between long-term and short-term interest rates and which exhibit added interest rate sensitivity compared to other bonds with a similar maturity. These securities are shown at their rate as of March 31, 2001.

*** ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

(a) The cost for federal income tax purposes was $449,777,706. At March 31, 2001, net unrealized appreciation for all securities based on tax cost was $32,837,696. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $34,299,276 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,461,580.

(b) Bond is insured by one of these companies: AMBAC, Capital Guaranty, FGIC, FSA or MBIA/BIG.

(c) Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on the tax-exempt issues and to retire the bonds in full at the earliest refunding date.

     AMT: Alternative minimum tax



    The accompanying notes are an integral part of the financial statements.

Financial Statements

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of March 31, 2001
--------------------------------------------------------------------------------

Assets
----------------------------------------------------------------------------------------------
Investments in securities, at value (cost $449,777,706) ......................   $ 482,615,402
Cash .........................................................................          67,866
Interest receivable ..........................................................       7,192,057
Receivable for Fund shares sold ..............................................          75,272
Other assets .................................................................             638
                                                                               ---------------
Total assets .................................................................     489,951,235
Liabilities
----------------------------------------------------------------------------------------------
Dividends payable ............................................................         785,510
Payable for Fund shares redeemed .............................................         209,783
Accrued management fee .......................................................         242,317
Other accrued expenses and payables ..........................................          71,222
                                                                               ---------------
Total liabilities ............................................................       1,308,832
----------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 488,642,403
----------------------------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------------------------
Net assets consist of:
Net unrealized appreciation (depreciation) on investments ....................      32,837,696
Accumulated net realized gain (loss) .........................................      (6,067,569)
Paid-in capital ..............................................................     461,872,276
----------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 488,642,403
----------------------------------------------------------------------------------------------

Net Asset Value
----------------------------------------------------------------------------------------------
Class AARP
Net Asset Value, offering and redemption price per share ($882,424 / 61,640
   outstanding shares of beneficial interest, $.01 par value, unlimited number   -------------
   of shares authorized) .....................................................   $       14.32

Class S                                                                          -------------
Net Asset Value, offering and redemption price per share ($487,759,979 /
   34,035,259 outstanding shares of beneficial interest, $.01 par value,         -------------
   unlimited number of shares authorized) ....................................   $       14.33
                                                                                 -------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Operations for the year ended March 31, 2001
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Income:
Interest ......................................................   $ 25,143,766
                                                               ---------------
Expenses:
Management fee ................................................      2,594,528
Administrative fee ............................................        468,109
Services to shareholders ......................................        101,141
Custodian and accounting fees .................................         27,502
Auditing ......................................................         19,426
Legal .........................................................         25,651
Trustees' fees and expenses ...................................         60,306
Reports to shareholders .......................................          7,878
Registration fees .............................................          3,985
Other .........................................................         39,101
                                                               ---------------
Total expenses, before expense reductions .....................      3,347,627
Expense reductions ............................................        (31,234)
                                                               ---------------
Total expenses, after expense reductions ......................      3,316,393
------------------------------------------------------------------------------
Net investment income                                               21,827,373
------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ...................................................        347,208
Futures .......................................................        218,550
                                                               ---------------
                                                                       565,758
                                                               ---------------
Net unrealized appreciation (depreciation) during the period on
   investments ...............................................      23,206,048
--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                          23,771,806
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations   $ 45,599,179
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                               Years Ended March 31,
Increase (Decrease) in Net Assets                              2001             2000
-----------------------------------------------------------------------------------------
Operations:
Net investment income ..................................   $  21,827,373    $  20,008,311
Net realized gain (loss) on investment transactions ....         565,758       (4,102,368)
Net unrealized appreciation (depreciation) on investment
  transactions during the period .......................      23,206,048      (17,615,389)
                                                         ---------------  ---------------
Net increase (decrease) in net assets resulting from
  operations ...........................................      45,599,179       (1,709,446)
                                                         ---------------  ---------------
Distributions to shareholders from:
Net investment income:
  Class AARP ...........................................          (4,508)              --
                                                         ---------------  ---------------
  Class S ..............................................     (21,822,865)     (20,008,311)
                                                         ---------------  ---------------
Net realized gains:
  Class S ..............................................              --         (487,459)
                                                         ---------------  ---------------
Fund share transactions:
Proceeds from shares sold ..............................     105,427,022      113,487,731
Net assets acquired in tax-free reorganization .........      73,134,503               --
Reinvestment of distributions ..........................      13,203,132       13,175,774
Cost of shares redeemed ................................    (101,861,479)    (149,760,728)
                                                         ---------------  ---------------
Net increase (decrease) in net assets from Fund share
  transactions .........................................      89,903,178      (23,097,223)
                                                         ---------------  ---------------
Increase (decrease) in net assets ......................     113,674,984      (45,302,439)
Net assets at beginning of period ......................     374,967,419      420,269,858
                                                         ---------------  ---------------
Net assets at end of period ............................   $ 488,642,403    $ 374,967,419
                                                         ---------------  ---------------

    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

Class AARP

-------------------------------------------------------------------------------
                                                                       2001(a)
-------------------------------------------------------------------------------
Net asset value, beginning of period                                  $13.71
-------------------------------------------------------------------------------
Income (loss) from investment operations:

  Net investment income (loss)                                           .34
-------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions     .61
-------------------------------------------------------------------------------

  Total from investment operations                                       .95
-------------------------------------------------------------------------------
Less distributions from:

  Net investment income                                                (.34)
-------------------------------------------------------------------------------
Net asset value, end of period                                        $14.32
-------------------------------------------------------------------------------
Total Return (%)                                                      6.92**
-------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                     1
-------------------------------------------------------------------------------
Ratio of expenses (%)                                                   .76*
-------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                              4.95*
-------------------------------------------------------------------------------
Portfolio turnover rate (%)                                               34
-------------------------------------------------------------------------------

(a) For the period from October 2, 2000 (commencement of sales of Class AARP shares) to March 31, 2001.

*    Annualized

**   Not annualized

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Class S (a)

-----------------------------------------------------------------------------------------------------------------
Years Ended March 31,                                                  2001     2000     1999    1998     1997
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $13.61   $14.35   $14.34  $13.72   $13.70
-----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:

  Net investment income                                                 .69      .69      .69     .70      .70
-----------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions    .72    (.72)      .06     .62      .02
-----------------------------------------------------------------------------------------------------------------
  Total from investment operations                                     1.41    (.03)      .75    1.32      .72
-----------------------------------------------------------------------------------------------------------------
Less distributions from:

  Net investment income                                               (.69)    (.69)    (.69)   (.70)    (.70)
-----------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                          --    (.02)    (.05)      --       --
-----------------------------------------------------------------------------------------------------------------
  Total distributions                                                 (.69)    (.71)    (.74)   (.70)    (.70)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $14.33   $13.61   $14.35  $14.34   $13.72
-----------------------------------------------------------------------------------------------------------------
Total Return (%)                                                      10.65    (.13)     5.29    9.82     5.39
-----------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                  488      375      420     374      330
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                      .76(b)      .74      .73     .76      .76
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                       .75(b)      .74      .73     .76      .76
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment income (%)                                     4.97     5.03     4.76    4.97     5.12
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                              34       39       11       8       12
-----------------------------------------------------------------------------------------------------------------

(a)  On July 28, 2000, existing shares of the Fund were redesignated as Class S.

(b) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .75% and .75%, respectively (see Notes to Financial Statements).

Notes to Financial Statements
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder Massachusetts Tax Free Fund (the "Fund") is a non-diversified series of Scudder State Tax Free Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares. On July 28, 2000, existing shares of the Fund were redesignated as Class S shares. On October 2, 2000, the Fund commenced offering Class AARP shares. The two classes of shares provide investors with different purchase options. Shares of Class AARP are especially designed for members of AARP. After December 29, 2000, Class S shares of the Fund are generally not available to new investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of both classes, except that each class bears certain expenses unique to that class such as reorganization expenses (see Note F). Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Trustees.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date).

During the period, the Fund purchased index futures to manage the duration of the portfolio.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund depending upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At March 31, 2001, the Fund had a net tax basis capital loss carryforward of approximately $4,570,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2008 ($3,440,000) and March 31, 2009 ($1,130,000), the respective expiration dates, whichever occurs first.

In addition, the Fund inherited approximately $326,000 of capital losses from its merger (see Note G) with Scudder Massachusetts Limited Term Tax Free Fund, which may be applied against any realized net taxable capital gains in future years or until March 31, 2003 ($97,000), March 31, 2005 ($24,000) and March 31,
2007 ($205,000), the respective dates, whichever occurs first, subject to certain limitations imposed by Section 382 of the Internal Revenue Code.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended March 31, 2001, purchases and sales of municipal securities (excluding short-term investments) aggregated $169,368,874 and $145,050,937, respectively.

C. Related Parties

As described in Note F, Zurich Scudder Investments, Inc., formerly Scudder Kemper Investments, Inc., ("ZSI" or the "Advisor"), has initiated a restructuring program for most of its Scudder no-load open-end funds. As part of this reorganization, the Fund adopted a new Investment Management Agreement and entered into an Administrative Agreement. Both of these agreements were effective July 31, 2000. The terms of the newly adopted and the pre-existing agreements are set out below.

Management Agreement. Under the Investment Management Agreement (the "Agreement") with Zurich Scudder Investments, Inc., the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the

Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement was equal to an annual rate of 0.60% of the first $400,000,000 of average daily net assets and 0.525% of such net assets in excess of $400,000,000, computed and accrued daily and payable monthly.

Effective July 31, 2000, the Fund, as approved by the Fund's Trustees, adopted a new Investment Management Agreement (the "Management Agreement") with ZSI. The Management Agreement is identical to the pre-existing Agreement, except for the dates of execution and termination and fee rate. The management fee payable under the Management Agreement is equal to an annual rate of 0.60% of the first $400,000,000 of average daily net assets, 0.525% of the next $600,000,000 of such net assets and 0.50% of such net assets in excess of $1,000,000,000, computed and accrued daily and payable monthly.

For the year ended March 31, 2001, the fees pursuant to the Agreement and the Management Agreement amounted to $2,594,528, which was equivalent to an annual effective rate of 0.59% of the Fund's average daily net assets.

Administrative Fee. Effective July 31, 2000, the Fund, as approved by the Fund's Trustees, adopted an Administrative Agreement (the "Administrative Agreement") with ZSI. Under the Administrative Agreement the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by ZSI under its Management Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee") of 0.15% of average daily net assets. As of the effective date of the Administrative Agreement, each service provider will continue to provide the services that it currently provides to the Fund (i.e., fund accounting, shareholder services, custody, audit and legal), under the current arrangements, except that ZSI will pay these entities for the provision of their services to the Fund and will pay most other Fund expenses, including insurance, registration, printing and postage fees. Certain expenses of the Fund would not be borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the period from July 31, 2000 to March 31, 2001, the Administrative Fee was as follows:

                                                  Total          Unpaid at
Administrative Fees                            Aggregated     March 31, 2001
--------------------------------------------------------------------------------
Class AARP ................................  $         141    $          18
Class S ...................................        472,624           42,464
                                             -------------    -------------
                                             $     472,765    $      42,482
                                             -------------    -------------

In addition, a one-time reduction of certain costs incurred in connection with the reorganization in fiscal 2000 amounting to $4,656 on Class S is included in Administrative Fee on the Statement of Operations.

Service Fees. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund. Prior to July 31, 2000, the amount charged to the Fund by SSC aggregated $62,755, all of which is paid.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Advisor, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Prior to July 31, 2000, the amount charged to the Fund by SFAC aggregated $22,463, all of which is paid.

Effective July 31, 2000, the above fees will be paid by the Advisor in accordance with the Administrative Agreement.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor an annual retainer plus specified amounts for attended board and committee meetings. For the year ended March 31, 2001, Trustees' fees and expenses aggregated $24,457. In addition, a one-time fee of $35,849 was accrued for payment to those Trustees not affiliated with the Advisor who did not stand for re-election under the reorganization discussed in Note F. Inasmuch as the Advisor will also benefit from administrative efficiencies of a consolidated Board, the Advisor has agreed to bear $17,925 of such costs.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from ZSI, but does not recommend specific mutual funds. Effective October 2, 2000, the Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows:
0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangements

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. For the year ended March 31, 2001, the Fund's custodian fees were reduced by $13,309 under this arrangement.

E. Line of Credit

The Fund and several affiliated Funds (the "Participants") share in a $1 billion revolving credit facility with J. P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Reorganization

In early 2000, ZSI initiated a restructuring program for most of its Scudder no-load open-end funds in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the no-load open-end funds ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the creation of one Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by Scudder and certain of the affected funds.

G. Acquisition of Assets

On July 28, 2000, the Fund acquired all the net assets of Scudder Massachusetts Limited Term Tax Free Fund pursuant to a plan of reorganization approved by shareholders on July 13, 2000. The acquisition was accomplished by a tax-free exchange of 5,330,504 shares of the Fund for 6,136,017 shares of Scudder Massachusetts Limited Term Tax Free Fund outstanding on July 28, 2000. Scudder Massachusetts Limited Term Tax Free

Fund's net assets at that date ($73,134,503), including $381,072 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $389,897,734. The combined net assets of the Fund immediately following the acquisition were $463,032,237.

H. Share Transactions

The following tables summarize shares of beneficial interest and dollar activity in the Fund:

                                                                                        Years Ended March 31,
                                                                                2001                              2000
                                                                  ------------------------------------------------------------------
                                                                      Shares           Dollars          Shares           Dollars
Shares sold
------------------------------------------------------------------------------------------------------------------------------------
Class AARP* ..............................................                68,431   $      977,034               --   $           --
Class S** ................................................             7,558,940      104,449,988        8,240,289      113,487,731
                                                                                   --------------                    --------------
                                                                                   $  105,427,022                    $  113,487,731
                                                                                   --------------                    --------------

Shares issued in tax-free reorganization
------------------------------------------------------------------------------------------------------------------------------------
Class S** ................................................             5,330,504   $   73,134,503               --   $           --

Shares issued to shareholders in reinvestment of distributions
------------------------------------------------------------------------------------------------------------------------------------
Class AARP* ..............................................                   159   $        2,256               --   $           --
Class S** ................................................               950,668       13,200,876          960,423       13,175,774
                                                                                   --------------                    --------------
                                                                                   $   13,203,132                    $   13,175,774
                                                                                   --------------                    --------------

Shares redeemed
------------------------------------------------------------------------------------------------------------------------------------
Class AARP* ..............................................                (6,950)   $     (99,569)              --   $           --
Class S** ................................................            (7,364,492)    (101,761,910)     (10,931,709)    (149,760,728)
                                                                                   --------------                    --------------
                                                                                    $(101,861,479)                    $(149,760,728)
                                                                                   --------------                    --------------

Net increase (decrease)
------------------------------------------------------------------------------------------------------------------------------------
Class AARP* ..............................................                61,640   $      879,721               --   $           --
Class S** ................................................             6,475,620       89,023,457       (1,730,997)     (23,097,223)
                                                                                   --------------                    --------------
                                                                                   $   89,903,178                     $ (23,097,223)
                                                                                   --------------                    --------------

* For the period from October 2, 2000 (commencement of sales of Class AARP shares) to March 31, 2001.

**   On July 28, 2000, existing shares of the Fund were redesignated as Class S.

I. Adoption of New Accounting Principle

The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The revised Audit and Accounting Guide will require the Fund to accrete market discount on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of certain of its fixed-income securities by the cumulative amount of amortization/accretion that would have been recognized had amortization/accretion been in effect from the purchase date of each holding. The adoption of this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain (loss) in the Statement of Operations.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of Scudder State Tax Free Trust and the Shareholders of Scudder Massachusetts Tax Free Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Massachusetts Tax Free Fund (the "Fund") at March 31, 2001 and the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
May 18, 2001

Tax Information                                                      (Unaudited)
--------------------------------------------------------------------------------

Of the dividends paid from net investment income for the taxable year ended March 31, 2001, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Officers and Trustees
--------------------------------------------------------------------------------

 Linda C. Coughlin*
   o  President and Trustee

 Henry P. Becton, Jr.
   o  Trustee; President, WGBH
      Educational Foundation

 Dawn-Marie Driscoll
   o  Trustee; President, Driscoll
      Associates; Executive Fellow,
      Center for Business Ethics, Bentley
      College

 Edgar R. Fiedler
   o  Trustee; Senior Fellow and
      Economic Counsellor, The
      Conference Board, Inc.

 Keith R. Fox
   o  Trustee; General Partner,
      The Exeter Group of Funds

 Joan E. Spero
   o  Trustee; President, The Doris
      Duke Charitable Foundation

 Jean Gleason Stromberg
   o  Trustee; Consultant

 Jean C. Tempel
   o  Trustee; Managing Director,
      First Light Capital, LLC

 Steven Zaleznick
   o  Trustee; President and
      Chief Executive Officer,
      AARP Services, Inc.

 Eleanor R. Brennan*
   o  Vice President

 Thomas V. Bruns*
   o  Vice President

 Philip G. Condon*
   o  Vice President

 William F. Glavin*
   o  Vice President

 Ashton P. Goodfield*
   o  Vice President

 James E. Masur*
   o  Vice President

 Howard S. Schneider*
   o  Vice President

 Rebecca L. Wilson*
   o  Vice President

 John Millette*
   o  Vice President and Secretary

 Kathryn L. Quirk*
   o  Vice President and Assistant Secretary

 John R. Hebble*
   o  Treasurer

 Brenda Lyons*
   o  Assistant Treasurer

 Caroline Pearson*
   o  Assistant Secretary


 *Zurich Scudder Investments, Inc.

Investment Products and Services
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Scudder Funds
--------------------------------------------------------------------------------

Money Market                                U.S. Growth
  Scudder U.S. Treasury Money Fund          Value
  Scudder Cash Investment Trust               Scudder Large Company Value Fund
  Scudder Money Market Series --              Scudder Value Fund
   Prime Reserve Shares                       Scudder Small Company Value Fund
   Premium Shares
   Managed Shares                           Growth
  Scudder Tax Free Money Fund                 Scudder Classic Growth Fund
                                              Scudder Capital Growth Fund
Tax Free                                      Scudder Large Company Growth Fund
  Scudder Medium Term Tax Free Fund           Scudder Select 1000 Growth Fund
  Scudder Managed Municipal Bonds             Scudder Development Fund
  Scudder High Yield Tax Free Fund            Scudder Small Company Stock Fund
  Scudder California Tax Free Fund            Scudder 21st Century Growth Fund
  Scudder Massachusetts Tax Free Fund
  Scudder New York Tax Free Fund            Global Equity
                                            Worldwide
U.S. Income                                   Scudder Global Fund
  Scudder Short Term Bond Fund                Scudder International Fund
  Scudder GNMA Fund                           Scudder Global Discovery Fund
  Scudder Income Fund                         Scudder Emerging Markets Growth Fund
  Scudder High Yield Opportunity Fund         Scudder Gold Fund

Global Income                               Regional
  Scudder Global Bond Fund                    Scudder Greater Europe Growth Fund
  Scudder Emerging Markets Income Fund        Scudder Pacific Opportunities Fund
                                              Scudder Latin America Fund
Asset Allocation                              The Japan Fund, Inc.
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Moderate Portfolio        Industry Sector Funds
  Scudder Pathway Growth Portfolio            Scudder Health Care Fund
                                              Scudder Technology Innovation Fund
U.S. Growth and Income
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund



                                       39

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

 Retirement Programs                        Education Accounts
   Traditional IRA                            Education IRA
   Roth IRA                                   UGMA/UTMA
   SEP-IRA                                    IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities

--------------------------------------------------------------------------------
Closed-End Funds
--------------------------------------------------------------------------------

   The Argentina Fund, Inc.                 Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                    Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                     Scudder New Asia Fund, Inc.


Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources
--------------------------------------------------------------------------------

For shareholders of Scudder funds including those in the AARP Investment Program

           Convenient      Automatic Investment Plan
      ways to invest,
          quickly and      A convenient investment program in which money is
             reliably      electronically debited from your bank account monthly
                           to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                           Automatic Dividend Transfer

                           The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                           QuickBuy

                           Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                           Payroll Deduction and Direct Deposit

                           Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                           * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

          Around-the-      Automated Information Lines
     clock electronic
              account      Scudder Class S Shareholders:
          service and      Call SAIL(TM) -- 1-800-343-2890
         information,
       including some      AARP Investment Program Shareholders:
         transactions      Call Easy-Access Line -- 1-800-631-4636

                           Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

                           Web Site

                           Scudder Class S Shareholders --
                           myScudder.com

                           AARP Investment Program Shareholders --
                           aarp.scudder.com

                           Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever you need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------

            Those who      Automatic Withdrawal Plan
            depend on
           investment      You designate the bank account, determine the
         proceeds for      schedule (as frequently as once a month) and amount
      living expenses      of the redemptions, and Scudder does the rest.
      can enjoy these
          convenient,      Distributions Direct
          timely, and
             reliable      Automatically deposits your fund distributions into
            automated      the bank account you designate within three business
           withdrawal      days after each distribution is paid.
             programs
                           QuickSell

                           Provides speedy access to your money by
                           electronically crediting your redemption proceeds to the bank account you previously designated.

             For more      Scudder Class S Shareholders:
          information
          about these      Call a Scudder representative at
             services      1-800-SCUDDER

                           AARP Investment Program Shareholders:

                           Call an AARP Investment Program representative at 1-800-253-2277

       Please address      For Scudder Class S Shareholders:
          all written
       correspondence      Scudder Investments
                   to      PO Box 219669
                           Kansas City, MO
                           64121-9669

                           For AARP Investment Program Shareholders:

                           AARP Investment Program
                           from Scudder Investments
                           PO Box 219735
                           Kansas City, MO
                           64121-9735

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

About the Fund's Advisor

Zurich Scudder Investments, Inc., a leading global investment management firm, is a member of the Zurich Financial Services Group. Zurich Scudder Investments is one of the largest and most experienced investment management organizations in the world, managing more than USD 370 billion in assets for corporate clients, retirement and pension plans, insurance companies, mutual fund investors, and individuals worldwide. Headquartered in New York, Zurich Scudder Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies.

Headquartered in Zurich, Switzerland, Zurich Financial Services Group is one of the global leaders in the financial services industry, providing its customers with products and solutions in the area of financial protection and asset accumulation.




This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.




AARP Investment Program
from Scudder Investments
PO Box 219735
Kansas City, MO 64121-9735
1-800-253-2277
aarp.scudder.com

Scudder Investments
PO Box 219669
Kansas City, MO 64121-9669
1-800-SCUDDER
myScudder.com


SCUDDER
INVESTMENTS


A member of [LOGO] Zurich Scudder Investments